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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

       SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997, AS REVISED MAY 1, 1997
                SUPPLANTING SUPPLEMENT DATED SEPTEMBER 10, 1997

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THE  FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION UNDER
"MANAGEMENT" WITH RESPECT TO GT GLOBAL VARIABLE EMERGING MARKETS FUND ("EMERGING MARKETS FUND"), GT GLOBAL VARIABLE LATIN AMERICA FUND ("LATIN AMERICA FUND") AND GT GLOBAL VARIABLE INFRASTRUCTURE FUND ("INFRASTRUCTURE FUND"):

Allan Conway, Hugh Hunter, Darren Read, Christine Rowley and Mark Thorogood -- all members of Chancellor LGT Asset Management, Inc.'s (the "Manager") Global Emerging Markets Equity team -- are Portfolio Managers for the Emerging Markets Fund. Mr. Conway joined the Manager and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of the Manager, in January 1997 as Head of the Global Emerging Markets Equity team. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was Director of International Equities at Hermes Investment Management ("Hermes"), and from 1982 to 1992 was a Portfolio Manager, and eventually Head of Overseas Equities, at Provident Mutual. Mr. Hunter has been a Portfolio Manager for the Manager and LGT Asset Management since June 1997. From 1987 to 1997, he was Head of Quantitative Emerging Strategy at ING-Barings (Hong Kong) ("Barings"). Mr. Read has been a Portfolio Manager for the Manager since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes responsible for stock selection and strategic asset allocation input in a number of emerging markets. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995. Ms. Rowley has been a Portfolio Manager for the Manager and LGT Asset Management Ltd. (Hong Kong), an affiliate of the Manager, since 1992. In this position, Ms. Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms. Rowley was an Analyst with the Bank of England from 1989 to 1990. Mr. Thorogood joined the Manager and LGT Asset Management in May 1997 as a Portfolio Manager. Prior thereto, he worked for Barings from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

Allan Conway and David Manuel are Portfolio Managers for the Latin America Fund. Mr. Manuel has been a Portfolio Manager for the Manager and LGT Asset Management since November 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager and, starting in 1994, Head of Latin American Equities for Abbey Life Investment Services Ltd. (London).

Brian T. Nelson is the Portfolio Manager for Infrastructure Fund. Mr. Nelson joined the Manager as a Senior Equity Research Analyst in April 1995. From 1988 to 1995, Mr. Nelson was an Equity Research Analyst and eventually a Co-Portfolio Manager with the Franklin/Templeton Funds.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Nelson was an employee only of Chancellor Capital.

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VARST709                                                       November 24, 1997